Exhibit 99.2

Table of Contents

Page

Financial Highlights	3

Consolidated Balance Sheets	4

Consolidated Statements of Income (Loss)	5

Consolidated Statements of Cash Flows	6

Reconciliation of Net Income to Adjusted EBITDA excluding Non-Recurring Other Expense and Net Income Attributable to Common Shareholders to FFO and Normalized FFO	7

Market Capitalization, Debt and Coverage Ratios	8

Debt Analysis	9

Debt Maturity	10

Securities Portfolio Performance	11

Property Summary and Snapshot	12

Same Property Statistics	13

Acquisitions Summary and Property Portfolio	14

Definitions	15

Certain information in this Supplemental Information Package contains Non-GAAP financial measures. These Non-GAAP financial measures are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 15 for a definition of these Non-GAAP financial measures and page 7 for the reconciliation of certain captions in the Supplemental Information Package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

UMH Properties, Inc. | Second Quarter FY 2026 Supplemental Information 2

Financial Highlights

(dollars in thousands except per share amounts) (unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Operating Information
Number of Communities (1)			145	144
Total Sites (1)			27,104	26,821
Rental and Related Income	$61,086	$56,165	$120,555	$110,739
Community Operating Expenses (2)	$25,106	$23,004	$50,342	$46,015
Community NOI (2)	$35,980	$33,161	$70,213	$64,724
Expense Ratio	41.1%	41.0%	41.8%	41.6%
Sales of Manufactured Homes	$10,554	$10,478	$16,923	$17,129
Number of Homes Sold	101	102	174	173
Number of Rentals Added, net	59	128	180	237
Net Income	$9,532	$7,605	$17,221	$12,415
Net Income Attributable to Common Shareholders	$4,419	$2,532	$6,999	$2,261
Adjusted EBITDA excluding Non-Recurring Other Expense	$35,316	$31,360	$68,142	$60,745
FFO Attributable to Common Shareholders	$19,659	$18,703	$37,799	$36,875
Normalized FFO Attributable to Common Shareholders	$21,517	$19,452	$40,873	$38,272

Shares Outstanding and Per Share Data
Weighted Average Shares Outstanding
Basic	85,201	83,974	85,094	83,233
Diluted	85,581	84,779	85,478	84,051
Net Income Attributable to Shareholders per Share-
Basic and Diluted	$0.05	$0.03	$0.08	$0.03
FFO per Share- (3)
Basic and Diluted	$0.23	$0.22	$0.44	$0.44
Normalized FFO per Share- (3)
Basic and Diluted	$0.25	$0.23	$0.48	$0.46
Dividends per Common Share	$0.225	$0.225	$0.45	$0.44

Balance Sheet
Total Assets			$1,712,923	$1,624,022
Total Liabilities			$821,035	$690,264

Market Capitalization
Total Debt, Net of Unamortized Debt Issuance Costs			$789,486	$659,159
Equity Market Capitalization			$1,291,544	$1,422,807
Series D Preferred Stock			$333,386	$321,804
Total Market Capitalization			$2,414,416	$2,403,770

(1)	Includes Sebring Square, Rum Runner and Honey Ridge, three communities owned in joint ventures with Nuveen Real Estate in which the company has a 40% interest.
(2)	Excludes non-recurring legal and professional fees of $152 and $228 for the three and six months ended June 30, 2026, respectively, and $43 and $61 for the three and six months ended June 30, 2025, respectively.
(3)	Please see Definitions on page 15.

UMH Properties, Inc. | Second Quarter FY 2026 Supplemental Information 3

Consolidated Balance Sheets

(in thousands except per share amounts)

	June 30, 2026	December 31, 2025
	(unaudited)
ASSETS
Investment Property and Equipment
Land	$93,361	$92,824
Site and Land Improvements	1,110,686	1,093,424
Buildings and Improvements	52,583	51,524
Rental Homes and Accessories	664,528	631,618
Total Investment Property	1,921,158	1,869,390
Equipment and Vehicles	37,214	35,889
Total Investment Property and Equipment	1,958,372	1,905,279
Accumulated Depreciation	(567,712)	(533,864)
Net Investment Property and Equipment	1,390,660	1,371,415

Other Assets
Cash and Cash Equivalents	28,622	72,100
Marketable Securities at Fair Value	29,665	23,758
Inventory of Manufactured Homes	41,673	42,370
Notes and Other Receivables, net	110,506	104,587
Prepaid Expenses and Other Assets	16,951	13,778
Land Development Costs	63,447	39,898
Investment in Joint Ventures	31,399	31,130
Total Other Assets	322,263	327,621

TOTAL ASSETS	$1,712,923	$1,699,036

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgages Payable, net of unamortized debt issuance costs	$545,374	$556,129
Other Liabilities
Accounts Payable	7,911	5,663
Loans Payable, net of unamortized debt issuance costs	65,777	27,696
Series A Bonds, net of unamortized debt issuance costs	102,175	101,751
Series B Bonds, net of unamortized debt issuance costs	76,160	75,651
Accrued Liabilities and Deposits	12,240	14,115
Tenant Security Deposits	11,398	10,835
Total Other Liabilities	275,661	235,711
Total Liabilities	821,035	791,840

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series D- 6.375% Cumulative Redeemable Preferred Stock, $0.10 par value per share: 18,700 shares authorized as of June 30, 2026 and December 31, 2025; 13,335 and 12,916 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively	333,386	322,899
Common Stock- $0.10 par value per share: 183,714 shares authorized as of June 30, 2026 and December 31, 2025; 85,307 and 84,850 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively	8,531	8,485
Excess Stock- $0.10 par value per share: 3,000 shares authorized; no shares issued or outstanding as of June 30, 2026 and December 31, 2025	-0-	-0-
Additional Paid-In Capital	573,810	599,520
Accumulated Deficit	(25,364)	(25,364)
Total UMH Properties, Inc. Shareholders’ Equity	890,363	905,540
Non-Controlling Interest in Consolidated Subsidiaries	1,525	1,656
Total Shareholders’ Equity	891,888	907,196

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,712,923	$1,699,036

UMH Properties, Inc. | Second Quarter FY 2026 Supplemental Information 4

Consolidated Statements of Income (Loss)

(in thousands except per share amounts) (unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
INCOME:
Rental and Related Income	$61,086	$56,165	$120,555	$110,739
Sales of Manufactured Homes	10,554	10,478	16,923	17,129
TOTAL INCOME	71,640	66,643	137,478	127,868

EXPENSES:
Community Operating Expenses	25,258	23,047	50,570	46,076
Cost of Sales of Manufactured Homes	6,807	7,124	10,883	11,469
Selling Expenses	2,337	1,847	4,204	3,462
General and Administrative Expenses	5,520	6,256	10,612	12,255
Depreciation Expense	18,267	15,739	36,243	32,402
TOTAL EXPENSES	58,189	54,013	112,512	105,664

OTHER INCOME (EXPENSE):
Interest Income	1,963	2,060	4,137	4,323
Dividend Income	301	375	603	749
Loss on Sales of Marketable Securities, net	-0-	-0-	(36,418)	-0-
Increase (Decrease) in Fair Value of Marketable Securities	3,227	(175)	42,310	(1,737)
Other Income	236	252	431	429
Loss on Investment in Joint Ventures	(24)	(133)	(88)	(214)
Interest Expense, including Amortization of Financing Costs	(9,670)	(7,368)	(18,765)	(13,302)
TOTAL OTHER INCOME (EXPENSE)	(3,967)	(4,989)	(7,790)	(9,752)

Income before Gain (Loss) on Sales of Investment Property and Equipment	9,484	7,641	17,176	12,452
Gain (Loss) on Sales of Investment Property and Equipment	48	(36)	45	(37)
NET INCOME	9,532	7,605	17,221	12,415

Preferred Dividends	(5,180)	(5,129)	(10,353)	(10,258)
Loss Attributable to Non-Controlling Interest	67	56	131	104

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$4,419	$2,532	$6,999	$2,261

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS PER SHARE –
Basic and Diluted	$0.05	$0.03	$0.08	$0.03

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	85,201	83,974	85,094	83,233
Diluted	85,581	84,779	85,478	84,051

UMH Properties, Inc. | Second Quarter FY 2026 Supplemental Information 5

Consolidated Statements of Cash Flows

(in thousands) (unaudited)

	Six Months Ended
	June 30, 2026	June 30, 2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$17,221	$12,415
Non-Cash Items Included in Net Income:
Depreciation	36,243	32,402
Amortization of Financing Costs	2,063	1,246
Stock Compensation Expense	2,124	3,619
Provision for Uncollectible Notes and Other Receivables	976	845
Loss on Sales of Marketable Securities, net	36,418	-0-
(Increase) Decrease in Fair Value of Marketable Securities	(42,310)	1,737
(Gain) Loss on Sales of Investment Property and Equipment	(45)	37
Loss on Investment in Joint Ventures	281	410
Changes in Operating Assets and Liabilities:
Inventory of Manufactured Homes	697	(3,706)
Notes and Other Receivables	(6,895)	(6,816)
Prepaid Expenses and Other Assets	(2,077)	(3,002)
Accounts Payable	2,248	548
Accrued Liabilities and Deposits	(1,875)	(2,966)
Tenant Security Deposits	563	426
Net Cash Provided by Operating Activities	45,632	37,195
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Manufactured Home Communities	-0-	(25,367)
Purchase of Investment Property and Equipment	(57,908)	(50,494)
Proceeds from Sales of Investment Property and Equipment	2,465	2,072
Additions to Land Development Costs	(22,877)	(25,308)
Purchase of Marketable Securities through automatic reinvestments	(15)	(13)
Investment in Joint Ventures	(551)	(1,538)
Net Cash Used in Investing Activities	(78,886)	(100,648)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Mortgages	-0-	101,392
Net Proceeds (Payments) from Short-Term Borrowings	39,407	(928)
Principal Payments of Mortgages and Loans	(11,257)	(55,194)
Financing Costs on Debt	(1,953)	(2,079)
Proceeds from At-The-Market Preferred Equity Program, net of offering costs	8,648	982
Proceeds from At-The-Market Common Equity Program, net of offering costs	-0-	39,565
Proceeds from Issuance of Common Stock in the DRIP, net of dividend reinvestments	2,611	3,131
Proceeds from Exercise of Stock Options	97	491
Preferred Dividends Paid	(10,353)	(10,258)
Common Dividends Paid, net of dividend reinvestments	(36,328)	(34,977)
Net Cash (Used In) Provided by Financing Activities	(9,128)	42,125

NET DECREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(42,382)	(21,328)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF PERIOD	80,926	108,811
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$38,544	$87,483

UMH Properties, Inc. | Second Quarter FY 2026 Supplemental Information 6

Reconciliation of Net Income to Adjusted EBITDA and Net Income Attributable to Common Shareholders to FFO and Normalized FFO

(in thousands) (unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Reconciliation of Net Income to Adjusted EBITDA

Net Income	$9,532	$7,605	$17,221	$12,415
Interest Expense, including Amortization of Financing Costs	9,670	7,368	18,765	13,302
Franchise Taxes	150	150	300	300
Depreciation Expense	18,267	15,739	36,243	32,402
Depreciation Expense from Unconsolidated Joint Venture	248	221	494	438
(Increase) Decrease in Fair Value of Marketable Securities	(3,227)	175	(42,310)	1,737
Loss on Sales of Marketable Securities, net	-0-	-0-	36,418	-0-
Adjusted EBITDA	34,640	31,258	67,131	60,594
Non- Recurring Other Expense (1)	676	102	1,011	151
Adjusted EBITDA without Non-recurring Other Expense	$35,316	$31,360	$68,142	$60,745

Reconciliation of Net Income Attributable to Common Shareholders to Funds from Operations

Net Income Attributable to Common Shareholders	$4,419	$2,532	$6,999	$2,261
Depreciation Expense	18,267	15,739	36,243	32,402
Depreciation Expense from Unconsolidated Joint Venture	248	221	494	438
(Gain) Loss on Sales of Investment Property and Equipment	(48)	36	(45)	37
(Increase) Decrease in Fair Value of Marketable Securities	(3,227)	175	(42,310)	1,737
Loss on Sales of Marketable Securities, net	-0-	-0-	36,418	-0-
Funds from Operations Attributable to Common Shareholders (“FFO”)	19,659	18,703	37,799	36,875

Adjustments:
Amortization of Financing Costs	1,182	647	2,063	1,246
Non- Recurring Other Expense (1)	676	102	1,011	151
Normalized Funds from Operations Attributable to Common Shareholders (“Normalized FFO”)	$21,517	$19,452	$40,873	$38,272

(1)	Consists of one-time legal fees and professional fees ($593 and $863, respectively) and employee transition pay ($83 and $148, respectively) for the three and six months ended June 30, 2026. Consists of one-time legal and professional fees for the three and six months ended June 30, 2025.

UMH Properties, Inc. | Second Quarter FY 2026 Supplemental Information 7

Market Capitalization, Debt and Coverage Ratios

(in thousands except per share data) (unaudited)

	Six Months Ended				Year Ended
	June 30, 2026		June 30, 2025		December 31, 2025
Shares Outstanding	85,307		84,741		84,850
Market Price Per Share	$15.14		$16.79		$15.91
Equity Market Capitalization	$1,291,544		$1,422,807		1,349,971
Total Debt	789,486		659,159		761,227
Preferred	333,386		321,804		322,899
Total Market Capitalization	$2,414,416		$2,403,770		$2,434,097

Total Debt	$789,486		$659,159		$761,227
Less: Cash and Cash Equivalents	(28,622)		(79,235)		(72,100)
Net Debt	760,864		579,924		689,127
Less: Marketable Securities at Fair Value (“Securities”)	(29,665)		(30,159)		(23,758)
Net Debt Less Securities	$731,199		$549,765		$665,369

Interest Expense	$18,765		$13,302		$29,683
Capitalized Interest	2,900		2,496		5,928
Preferred Dividends	10,353		10,258		20,533
Total Fixed Charges	$32,018		$26,056		$56,144

Adjusted EBITDA excluding Non-Recurring Other Expense	$68,142		$60,745		$127,284

Debt and Coverage Ratios

Net Debt / Total Market Capitalization	31.5%		24.1%		28.3%

Net Debt Plus Preferred / Total Market Capitalization	45.3%		37.5%		41.6%

Net Debt Less Securities / Total Market Capitalization	30.3%		22.9%		27.3%

Net Debt Less Securities Plus Preferred / Total Market Capitalization	44.1%		36.3%		40.6%

Interest Coverage	3.1	x	3.8	x	3.6	x

Fixed Charge Coverage	2.1	x	2.3	x	2.3	x

Net Debt / Adjusted EBITDA excluding Non-Recurring Other Expense	5.6	x	4.8	x	5.4	x

Net Debt Less Securities / Adjusted EBITDA excluding Non-Recurring Other Expense	5.4	x	4.5	x	5.2	x

Net Debt Plus Preferred / Adjusted EBITDA excluding Non-Recurring Other Expense	8.0	x	7.4	x	8.0	x

Net Debt Less Securities Plus Preferred / Adjusted EBITDA excluding Non-Recurring Other Expense	7.8	x	7.2	x	7.8	x

UMH Properties, Inc. | Second Quarter FY 2026 Supplemental Information 8

Debt Analysis

(in thousands) (unaudited)

	Six Months Ended		Year Ended
	June 30, 2026	June 30, 2025	December 31, 2025
Debt Outstanding
Mortgages Payable:
Fixed Rate Mortgages	$550,863	535,469	$562,095
Unamortized Debt Issuance Costs	(5,489)	(5,276)	(5,966)
Mortgages, Net of Unamortized Debt Issuance Costs	$545,374	$530,193	$556,129
Loans Payable:
Unsecured Line of Credit	$40,000	$-0-	$-0-
Other Loans Payable	27,847	28,585	28,464
Total Loans Before Unamortized Debt Issuance Costs	67,847	28,585	28,464
Unamortized Debt Issuance Costs	(2,070)	(946)	(768)
Loans, Net of Unamortized Debt Issuance Costs	$65,777	$27,639	$27,696
Series A Bonds Payable:
Series A Bonds	$102,670	$102,670	$102,670
Unamortized Debt Issuance Costs	(495)	(1,343)	(919)
Series A Bonds, Net of Unamortized Debt Issuance Costs	$102,175	$101,327	$101,751
Series B Bonds Payable:
Series B Bonds	$80,230	$-0-	$80,230
Unamortized Debt Issuance Costs	(4,070)	-0-	(4,579)
Series B Bonds, Net of Unamortized Debt Issuance Costs	$76,160	$-0-	$75,651

Total Debt, Net of Unamortized Debt Issuance Costs	$789,486	$659,159	$761,227

% Fixed/Floating
Fixed	94.4%	99.3%	99.3%
Floating	5.6%	0.7%	0.7%
Total	100.0%	100.0%	100.0%

Weighted Average Interest Rates (1)
Mortgages Payable	4.75%	4.52%	4.73%
Loans Payable	5.50%	6.44%	6.38%
Series A Bonds Payable	4.72%	4.72%	4.72%
Series B Bonds Payable	5.85%	N/A	5.85%
Total Average	4.92%	4.63%	4.90%

Weighted Average Maturity (Years)
Mortgages Payable	5.7	5.4	6.1

(1) Weighted average interest rates do not include the effect of unamortized debt issuance costs.

UMH Properties, Inc. | Second Quarter FY 2026 Supplemental Information 9

Debt Maturity

(in thousands) (unaudited)

As of June 30, 2026:
Year Ended	Mortgages	Loans		Bonds		Total	% of Total
2026	$30,796	$4,882		$-0-		$35,678	4.5%
2027	36,510	-0-		102,670	(2)	139,180	17.4%
2028	23,637	22,965		-0-		46,602	5.8%
2029	38,256	-0-		-0-		38,256	4.8%
2030	112,844	40,000	(1)	80,230	(3)	233,074	29.1%
Thereafter	308,820	-0-		-0-		308,820	38.5%

Total Debt Before Unamortized Debt Issuance Costs	550,863	67,847		182,900		801,610	100.0%

Unamortized Debt Issuance Costs	(5,489)	(2,070)		(4,565)		(12,124)

Total Debt, Net of Unamortized Debt Issuance Costs	$545,374	$65,777		$178,335		$789,486

(1)	Represents $40.0 million balance outstanding on the Company’s Line of Credit due May 7, 2030, with an additional one-year option.
(2)	Represents $102.7 million balance outstanding of the Company’s Series A Bonds due February 28, 2027.
(3)	Represents $80.2 million balance outstanding of the Company’s Series B Bonds due June 30, 2030.

UMH Properties, Inc. | Second Quarter FY 2026 Supplemental Information 10

Securities Portfolio Performance

(in thousands) (unaudited)

Year Ended	Securities Available for Sale	Dividend Income	Net Realized Gain (Loss) on Securities	Net Realized Gain (Loss) on Securities & Dividend Income
2010-2016	$108,755	$26,101	$16,903	$43,004
2017	132,964	8,135	1,747	9,882
2018	99,596	10,367	20	10,387
2019	116,186	7,535	-0-	7,535
2020	103,172	5,729	-0-	5,729
2021	113,748	5,098	2,342	7,440
2022	42,178	2,903	6,394	9,297
2023	34,506	2,318	183	2,501
2024	31,883	1,452	(3,778)	(2,326)
2025	23,758	1,477	(221)	1,256
2026*	29,665	603	(36,418)	(35,815)

		$71,718	$(12,828)	$58,890

* For the six months ended June 30, 2026.

UMH Properties, Inc. | Second Quarter FY 2026 Supplemental Information 11

Property Summary and Snapshot

(unaudited)

	June 30, 2026	June 30, 2025	% Change
UMH Communities (1)	142	139	2.2%
Total Sites	26,633	26,159	1.8%
Occupied Sites	23,703	23,072	631 sites, 2.7%
Occupancy %	89.0%	88.2%	80 bps
Total Rentals	11,084	10,570	4.9%
Occupied Rentals	10,562	9,974	5.9%
Rental Occupancy %	95.3%	94.4%	90 bps
Monthly Rent Per Site	$586	$558	5.0%
Monthly Rent Per Home Rental Including Site	$1,069	$1,016	5.2%

State	Number	Total Acreage	Developed Acreage	Vacant Acreage	Total Sites	Occupied Sites	Occupancy Percentage	Monthly Rent Per Site	Total Rentals	Occupied Rentals	Rental Occupancy Percentage	Monthly Rent Per Home Rental (3)

Pennsylvania	53	2,392	1,909	483	7,999	7,059	88.2%	$609	3,345	3,156	94.3%	$1,058
Ohio	38	2,069	1,557	512	7,364	6,627	90.0%	$540	3,247	3,110	95.8%	$1,018
Indiana	14	1,111	929	182	4,100	3,705	90.4%	$547	2,067	1,977	95.6%	$1,057
Tennessee	9	733	407	326	2,064	1,908	92.4%	$611	978	936	95.7%	$1,115
New York (2)	8	884	327	557	1,370	1,231	89.9%	$685	525	503	95.8%	$1,239
New Jersey	7	428	264	164	1,530	1,457	95.2%	$749	39	34	87.2%	$1,370
Michigan	4	241	222	19	1,090	969	88.9%	$550	451	429	95.1%	$1,141
Maryland	3	159	124	35	260	218	83.8%	$650	-0-	-0-	N/A	N/A
Alabama	2	69	62	7	290	177	61.0%	$405	164	154	93.9%	$1,171
South Carolina	2	157	55	102	321	245	76.3%	$387	190	188	98.9%	$1,184
Georgia	2	66	66	-0-	245	107	43.7%	$406	78	75	96.2%	$1,237
Total UMH as of June 30, 2026	142	8,309	5,922	2,387	26,633	23,703	89.0%	$586	11,084	10,562	95.3%	$1,069

(1) Excludes two Florida communities and one Pennsylvania community owned through joint ventures with Nuveen Real Estate in which the company has a 40% interest.
(2) Total and Vacant Acreage of 220 acres for Mountain View Estates and 65 acres for Big Woods Estates properties are included in the above summary.
(3) Includes home and site rent charges.

UMH Properties, Inc. | Second Quarter FY 2026 Supplemental Information 12

Same Property Statistics

(in thousands) (unaudited)

	Three Months Ended				Six Months Ended
	June 30, 2026	June 30, 2025	Change	% Change	June 30, 2026	June 30, 2025	Change	% Change
Same Property Community Net Operating Income (“NOI”)

Rental and Related Income	$60,141	$55,654	$4,487	8.1%	$118,705	$110,088	$8,617	7.8%
Community Operating Expenses	22,900	21,424	1,476	6.9%	46,214	42,989	3,225	7.5%

Same Property Community NOI	$37,241	$34,230	$3,011	8.8%	$72,491	$67,099	$5,392	8.0%

	June 30, 2026	June 30, 2025	Change

Total Sites	26,013	25,842	0.7%
Occupied Sites	23,243	22,806	437 sites, 1.9%
Occupancy %	89.4%	88.3%	110 bps
Number of Properties	139	139	N/A
Total Rentals	11,077	10,570	4.8%
Occupied Rentals	10,556	9,974	5.8%
Rental Occupancy	95.3%	94.4%	90 bps
Monthly Rent Per Site	$585	$557	5.0%
Monthly Rent Per Home Rental Including Site	$1,070	$1,016	5.3%

Same Property includes all UMH communities owned as of January 1, 2025, with the exception of River Bluff Estates.

UMH Properties, Inc. | Second Quarter FY 2026 Supplemental Information 13

Acquisitions Summary

(dollars in thousands)

Year of Acquisition	Number of Communities	Sites	Occupancy % at Acquisition	Purchase Price	Price Per Site	Total Acres
2021	3	543	59%	$18,300	$34	113
2022	7	1,480	65%	$86,223	$58	461
2023	1	118	-0-%	$3,650	$31	26
2025	5	587	78%	$41,825	$71	160

Property Portfolio

Marcellus and Utica Shale Region
Acquired prior to 2026
142 communities and 26,600 sites
220 acres to be developed into a manufactured home community
65 acres to be developed into a manufactured home community
Joint Venture:
3 communities and 500 sites
UMH Communities
Total - 142
PA 38%
OH 27%
IN 10%
TN 6%
NY 6%
NJ 5%
MI 3%
MD 2%
AL 1%
GA 1%
SC 1%
26,600 Sites
UMH Acreage
Total - 8,309
Developed
2,939
35%
Developed
2,983
36%
Vacant
1,084
13%
Vacant
1,303
16%
Marcellus and Utica Shale Acreage
78 Communities and 12,300 Sites
Non Marcellus and Utica Share Acreage

UMH Properties, Inc. | Second Quarter FY 2026 Supplemental Information 14

Definitions

Investors and analysts following the real estate industry utilize funds from operations available to common shareholders (“FFO”), normalized funds from operations available to common shareholders (“Normalized FFO”), Community NOI, Same Property Community NOI, and earnings before interest, taxes, depreciation, amortization and acquisition costs (“Adjusted EBITDA excluding Non-Recurring Other Expense”), variously defined, as supplemental performance measures. While the Company believes net income (loss) available to common shareholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. FFO also adjusts for the effects of the change in the fair value of marketable securities and gains and losses realized on marketable securities. Normalized FFO reflects the same assumptions as FFO except that it also adjusts for amortization of financing costs and certain one-time charges. Community NOI and Same Property Community NOI provide a measure of rental operations and do not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. Adjusted EBITDA excluding Non-Recurring Other Expense provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. In addition, Community NOI, Same Property Community NOI, Adjusted EBITDA, excluding Non-Recurring Other Expense, FFO and Normalized FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

FFO, as defined by The National Association of Real Estate Investment Trusts (“Nareit”), is calculated to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding certain gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, the change in the fair value of marketable securities, and the gain or loss on the sale of marketable securities plus certain non-cash items such as real estate asset depreciation and amortization. Included in the Nareit FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of Nareit FFO to make an election to include or exclude gains and losses on the sale of these assets, such as marketable equity securities, and include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude the gains and losses realized on marketable securities and change in the fair value of marketable securities from our FFO calculation. Nareit created FFO as a non-GAAP supplemental measure of REIT operating performance.

Normalized FFO is calculated as FFO excluding amortization and certain one-time charges.

Normalized FFO per Diluted Common Share is calculated using diluted weighted shares outstanding of 85.6 million and 85.5 million shares for the three and six months ended June 30, 2026, respectively, and 84.8 million and 84.1 million shares for the three and six months ended June 30, 2025, respectively. Common stock equivalents resulting from stock options in the amount of 380,000 shares and 384,000 shares, respectively, for the three and six months ended June 30, 2026 were included in the computation of Diluted Net Income per share. Common stock equivalents resulting from stock options in the amount of 805,000 shares and 818,000 shares, respectively, for the three and six months ended June 30, 2025 were included in the computation of Diluted Net Income per Share.

Community NOI is calculated as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses.

Same Property Community NOI is calculated as Community NOI, using all properties owned as of January 1, 2025, with the exception of River Bluff Estates.

Adjusted EBITDA excluding Non-Recurring Other Expense is calculated as net income (loss) plus interest expense, franchise taxes, depreciation, the change in the fair value of marketable securities and the gain (loss) on sales of marketable securities, adjusted for non-recurring other expenses.

Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO should not be considered as substitutes for net income (loss) applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations, or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

UMH Properties, Inc. | Second Quarter FY 2026 Supplemental Information 15